UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Internet Capital Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2010

Meeting Information

 Meeting Type: Annual Meeting
 For Holders As Of: April 22, 2010
 Date: June 18, 2010       Time: 10:00 a.m. EDT

 Location:     The Radnor Hotel
 591 East Lancaster Avenue
 St. Davids, PA 19087

 Directions:   For meeting directions, please contact
 The Radnor Hotel at 610-688-5800

INTERNET CAPITAL GROUP, INC. 690 LEE ROAD SUITE 310 WAYNE, PA 19087
You are receiving this communication because you hold shares of Internet Capital Group, Inc. common stock.

Materials related to lCG’s annual meeting are now available. We urge you to access and review these materials and then cast your vote. You can access these materials on the Internet or request paper or e-mail copies (see reverse side).

This communication presents an overview of the more complete proxy materials that are now available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy materials are available on the Internet at www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 4, 2010 to facilitate timely delivery.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          ANNUAL REPORT          FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow → 1234 5678 9012 (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → 1234 5678 9012 (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 4, 2010 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you want to vote in person at the Annual Meeting, you must bring a government-issued picture identification with you. If you hold the shares through an account with a bank or a broker, you must obtain a proxy card from your bank or broker and bring that proxy card to the Annual Meeting, together with a copy of your bank or brokerage statement reflecting the stock ownership as of April 22, 2010.
Vote By Internet or By Telephone: To vote now by Internet or by telephone, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → 1234 5678 9012 available and follow the instructions. You may vote by Internet or by telephone up until 11:59 p.m. EDT on June 17, 2010.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4.
1.	Election of Class II Directors:

01) Thomas A. Decker 02) Thomas P. Gerrity 03) Peter K. Miller
2.	Ratification of KPMG LLP as Internet Capital Group, Inc.’s independent registered public accountant for the fiscal year ending December 31, 2010.
3.
Approval of an amendment to Internet Capital Group, Inc.’s Second Amended and Restated 2005 Omnibus Equity Compensation Plan to:
(a) set minimum restriction periods with respect to certain equity awards with performance-based or time-based vesting; and
(b) place certain restrictions on Internet Capital Group, Inc.’s ability to accelerate the vesting of certain equity awards.

4.	Transaction of any other business that may properly come before the meeting.